June 9, 2003

MARKETOCRACY FUNDS

Supplement to
Statement of Additional Information Dated October 28, 2002

On page B-34, the “Securities Transactions” disclosure is amended to read as follows:

SECURITIES TRANSACTIONS

        The Funds’ respective investment adviser (or sub-adviser) furnishes the Funds with investment research, advice, management and supervision and a continuous investment program for the Funds’ portfolios consistent with the Funds’ investment objective, policies, and limitations as stated in the Funds’ current Prospectus and Statement of Additional Information. The Funds’ investment adviser (or sub-adviser) determines from time to time what securities will be purchased, retained or sold by the Funds, and implement those decisions, all subject to the provisions of the Funds’Declaration of Trust, the 1940 Act, the applicable rules and regulations of the Securities and Exchange Commission, and other applicable federal and state laws, as well as the investment objectives, policies, and limitations of the Funds. In no instance will portfolio securities be purchased from or sold to the Funds’ investment adviser (or sub-adviser) or any affiliated person thereof except in accordance with the rules and regulations promulgated by the Securities and Exchange Commission pursuant to the 1940 Act.

        In placing orders for the Funds with brokers and dealers with respect to the execution of the Funds’ securities transactions, the Funds’ investment adviser (or sub-adviser) attempts to obtain the best net results. In doing so, the Fund’s investment adviser (or sub-adviser) may consider such factors that it deems relevant to the Funds’ best interest, such as price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The Funds’ investment adviser (or sub-adviser) has the discretionary authority to utilize certain broker-dealers even though it may result in the payment by the Funds of an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, providing, however, that the Funds’ investment adviser (or sub-adviser) had determined that such amount of commission was reasonable in relation to the value of the brokerage and the research and investment services (“Research”) provided by the broker-dealer effecting the transaction. Selecting a broker-dealer in recognition of services or products other than simply transaction execution is known as paying for those services or products with “soft dollars.”

        Research provided by brokers includes the type that brokerage houses customarily provide to institutional investors, such as statistical and economic data and research reports on particular companies and industries. Brokers may produce Research themselves or may arrange for Research to be produced by third parties, e.g., corporate action data from Bloomberg, Inc. and portfolio company fundamental research data from SimplyStocks. Research may be used by the Funds’ investment adviser (or sub-adviser) in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Fund may be used in managing the investment adviser’s (or sub-adviser’s) other investment accounts, including another Fund and non-Fund investment accounts (i.e., “cross-subsidization” of the investment research for one client’s account by the soft dollars generated by another account). However, if the Funds’ investment adviser (or sub-adviser) or any of its affiliates use any Research obtained through Funds’ brokerage soft dollars for any purpose other than the lawful and appropriate assistance to the investment adviser’s (or sub-adviser’s) carrying out of its investment decision-making responsibilities (i.e., the “mixed-use portion”), the investment adviser (or sub-adviser) will make a good faith allocation of the costs of such Research and will pay for the mixed-used portion with its own hard dollars, e.g., the portion of the corporate action data from Bloomberg, Inc. and the portfolio company fundamental research data from SimplyStocks that is used by Marketocracy Data Services LLC, an affiliate of the Funds’ investment adviser, in operating the Marketocracy.com® website.

        Because some or all of such Research could be considered to provide some benefit to the Funds’ investment adviser (or sub-adviser) and its affiliates and because the “soft dollars” used to acquire them will be assets of the Funds, the Funds’ investment adviser (or sub-adviser) could be considered to have a conflict of interest in allocating the Funds’ brokerage business. That is, the Funds’ investment adviser (or sub-adviser) could receive valuable benefits by selecting a particular broker-dealer to execute client transactions and the transaction compensation charged by that broker-dealer might not be the lowest compensation the Funds’ investment adviser (or sub-adviser) might otherwise be able to negotiate. In addition, the Funds’ investment adviser (or sub-adviser) could have an incentive to cause a Fund to engage in more securities transactions than would otherwise be optimal in order to generate brokerage compensation with which to acquire products and services. As a result, additional commission costs, which are borne by the Funds and not the Funds’ investment adviser (or sub-adviser), could adversely affect the Funds’ performances. Further, the Funds’ investment adviser (or sub-adviser) could be considered to have a conflict of interest in determining allocation of Research between the portions that can be paid for through Fund brokerage soft dollars and the mixed-use portion for which the Funds’ investment adviser (or sub-adviser) must pay with its own hard dollars.

        The Funds may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Funds also may purchase listed securities through the “third market” (i.e.,otherwise than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Funds’ investment adviser (or sub-adviser) will seek to deal with primary market makers and to execute transactions on the Fund’s own behalf, except in those circumstances where, in the opinion of the investment adviser (or sub-adviser), better prices and executions may be available elsewhere.

        Neither the investment adviser, sub-advisers, nor any affiliated persons thereof, will participate in commissions paid by the Funds to brokers or dealers or will receive any reciprocal business (e.g., sale of Fund shares), directly or indirectly, as a result of such commissions.

        The Board of Trustees periodically reviews the allocation of brokerage orders to monitor the operation of these policies. In addition, the Board of Trustees, including the Trustees who are not “interested persons” of the Trust, annually reviews the Funds’investment adviser’s (and sub-adviser’s) use of soft dollars in connection with the Board’s annual review and approval of the Funds’ investment advisory (and sub-advisory) and administration agreements with, and the compensation paid to, the Funds’ investment adviser (and sub-adviser) and administrator, including indirect benefits received by the Funds’ investment adviser by virtue of any broker-dealer’s payment through soft dollars for Research that the broker-dealer provides to the Funds’ investment adviser (or sub-adviser).

Please retain this Supplement with your Statement of Additional Information.
The date of this Supplement is June 9, 2003